Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments
Financial Instruments

NOTE 13 – FINANCIAL INSTRUMENTS

The carrying values of cash and cash equivalents, accounts payable, debenture payable, note payable and due to related parties approximate fair values due to the short term maturity of these financial instruments.

Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company deposits cash and cash equivalents with high credit quality financial institutions as determined by rating agencies. As a result, credit risk is considered insignificant.

Currency Risk

The Company’s major expenses and payables are in United States dollars and are expected to continue to incur in United States dollars. Fluctuations in the exchange rate between the United States dollar and other currency may have a material effect on the Company’s business, financial condition and results of operations. The Company does not actively hedge against foreign currency fluctuations.

Interest Rate Risk

The Company has non-interest paying cash balances and interest-bearing debt with interest rates fixed at 10% to 12% (Notes 6 and 7).  It is management’s opinion that the Company is not exposed to significant interest rate risk arising from these financial instruments.

Liquidity Risk

Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with its financial liabilities. The Company manages liquidity risk by continuously monitoring actual and projected cash flows and matching the maturity profile of financial assets and liabilities. As at December 31, 2012, the Company had a working capital deficit of $1,372,035 (2011 – $1,072,607). The Company plans to improve its financial condition by obtaining new financing through loans. There is no assurance that the Company will be successful in accomplishing this objective.